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                                                                 EXHIBIT 4.1

                                      1998

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER__________                                                __________SHARES

                           NEXTERA ENTERPRISES, INC.
AUTHORIZED CAPITAL STOCK: 64,300,000 SHARES - PAR VALUE $0.0001 PER SHARE

50,000,000 SHARES CLASS A COMMON STOCK       10,000,000 SHARES SERIES A PREFERRED STOCK
 4,300,000 SHARES CLASS B COMMON STOCK

                 SEE REVERSE SIDE FOR STATEMENT OF RESTRICTIONS

                                    CLASS A                CUSIP 65332E 10 1

THIS CERTIFIES THAT ________________________________ is the registered holder of _____________________________Shares of Class A Common Stock transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

The Corporation will furnish at its principal office, without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal hereunto affixed
   this _________ day                                     of___________A.D._____
                                     [SEAL]
________________________                                ________________________
               SECRETARY                                               PRESIDENT


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For value received ___________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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                                    /
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        NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN


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                                                                          Shares
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represented by the within certificate and, if required, do hereby irrevocably constitute and appoint ________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated
      -----------------------------

In presence of
              --------------------------------, --------------------------------


               THE SECURITIES EVIDENCED BY THIS CERTIFICATE
               HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (X) THE SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (Y) THE SALE OR TRANSFER IS IN COMPLIANCE WITH RULE 144 UNDER THE ACT, OR (Z) THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

               THE SECURITIES REPRESENTED BY THIS
               CERTIFICATE ARE SUBJECT TO CERTAIN
               RESTRICTIONS ON TRANSFER AND VOTING SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 31, 1998. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY UPON REQUEST.



NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.